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                                                                  EXHIBIT 10.37


                          SAND MICROELECTRONICS,  INC.

                                 NON-QUALIFIED

                               STOCK OPTION PLAN



A.   Purpose and Scope

     The purposes of this Plan are to encourage stock ownership by employees, directors and independent contractors (hereinafter collectively referred to as "Participants") of Sand Microelectronics, Inc. (hereinafter called the "Company"), to provide an incentive for the Participants to expand and improve the profits and prosperity of the Company, and to assist the Company in attracting and retaining Participants through the grant of Options to purchase shares of the Company's common stock.

B.   Definitions

     Unless otherwise required by the context:

     1. "Board" shall mean the Board of Directors of the Company.

     2. "Committee" shall mean the Stock Option Plan Committee which is appointed by the Board, and which shall be composed of at least three members of the Board. In the absence of appointment of the Committee, the Board of Directors shall function as the Committee.

     3. "Company" shall mean Sand Microelectronics Inc., a California corporation.

     4. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     5. "Grant Date of Option" shall mean the date, as shown in the Employee or Director Stock Option Agreement, when an authorized representative of the Company signed that agreement for the Company.

     6. "Option" shall mean a right to purchase Stock, granted pursuant to the Plan.

     7. "Option Price" shall mean the purchase price for Stock under an Option, as determined in accordance with Section F.

     8. "Participant" shall mean an employee, director or independent contractor of the Company to whom an Option is granted under the Plan.

     9. "Pronouns" - where necessary to include all Participants, the male form of pronouns shall include the female equivalent.

     10. "Plan" shall mean this Sand Microelectronics Inc. Non-Qualified Stock Option Plan.

     11. "Stock" shall mean the common stock of the Company.


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C.   Stock to be Optioned

     Subject to the provisions of Section O of the Plan, the maximum number of shares of Stock that may be optioned or sold under the Plan shall be five hundred fifty-eight thousand (558,000) shares. Such shares may be treasury, or authorized, but unissued, shares of Stock of the Company.

D.   Administration

     The Plan shall be administered by the Committee. One half of the Committee, rounded to the next higher integer, shall constitute a quorum for the transaction of business. The Committee shall be responsible to the Board for the operation of the Plan, and shall make recommendations to the Board with respect to participation in the Plan by employees, directors and independent contractors of the Company, and with respect to the extent of that participation. The interpretation and construction of any provision of the Plan by the Committee shall be final, unless otherwise determined by the Board. No member of the Board or the Committee shall be liable for any action or determination made by him or her in good faith.

E.   Eligibility

     The Board, upon recommendation of the Committee, may grant Options to any employee (including an employee who is an officer) or director of the Company or any independent contractor hired to do work for the Company. Options may be awarded by the Board at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Board, upon recommendation of the Committee shall determine. Options granted at different times need not contain similar provisions.

F.   Option Price

     The purchase price for Stock under each Option shall be as determined by the Board at the time the Option is granted.


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G.   Terms and Conditions of Options

     Options granted pursuant to the Plan shall be authorized by the Board and shall be evidenced by agreements in such form as the Board, upon recommendation of the Committee, shall from time to time approve. Such agreements shall comply with and be subject to the following terms and conditions:

     1. EMPLOYMENT AGREEMENT. The Board may, in its discretion, include in any Option granted under the Plan a condition that the Participant shall agree to remain in the employ of, or to render services to, the Company for a period of time (specified in the agreement) following the date the Option is granted or that the Participant be in the employ or continue to render services to the Company at the time Stock is purchased under the Option. No such agreement shall impose upon the Company any obligation to employ, or continue to purchase services from, the Participant for any period of time.


     2. TIME AND METHOD OF PAYMENT. The Option Price shall be paid in full in cash at the time an Option is exercised under the Plan. Otherwise, an exercise of any Option granted under the Plan shall be invalid and of no effect.
Promptly after the exercise of an Option and the payment of the full Option Price, the Participant shall be entitled to the issuance of a stock certificate evidencing his or her ownership of such Stock. A Participant shall have none of the rights of a shareholder until shares are issued to him, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued. The Board may impose sale or transfer restrictions on the shares as it deems necessary to protect the corporate or income tax status of the Company and the income tax status of other shareholders of the Company, and may require that the Participant enter into a Stock Purchase Agreement as a condition of receiving the shares.

     3. NUMBER OF SHARES. Each Option shall state the total number of shares of Stock to which it pertains.

     4. OPTION PERIOD AND LIMITATIONS ON EXERCISE OF OPTIONS. The Board may, in its discretion, provide that an Option may not be exercised in whole or in part for any period or periods of time specified in the Option agreement or that the shares purchased through exercise of an Option under this Plan may not be sold or transferred for any period of time specified in the Stock Purchase Agreement. Except as provided in the Option agreement, an Option may be exercised with regard to the Options vested under Section J, in whole or in part, any time during its term. No Option may be exercised after the expiration of ten years from the Grant Date of Option or more than ninety (90) days after termination of employment or of being a director (Section H) or more than ninety (90) days after an independent contractor renders a final billing (Section J.3). No Option may be exercised for a fractional share of Stock.


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H.   Termination for Vesting and Post Termination Purchase Purposes

     If an employee ceases to be employed by the Company for whatever reason, or if a director of the Company ceases to be a director of the Company for any reason, the portion of his or her Options which has not vested in accordance with Section J shall terminate immediately. The Participant may, at any time within ninety (90) days after the date of such termination, exercise his or her Options to the extent that the Participant was vested in accordance with Section J on the date of termination, but in no event shall any Option be exercisable more than ten years from the date it was granted. Any vested Option not exercised by a Participant within ninety (90) days after the date of termination of employment shall terminate. The Committee may cancel a vested Option during the ninety (90) day period referred to in this paragraph, if the Participant engages in employment or activities contrary, in the opinion of the Committee, to the best interests of the Company.

     Where an independent contractor fails to render a final billing within thirty (30) days of substantial completion of work under a contract, the beginning date for the ninety (90) day Option exercise period as set forth in Section J.3. shall be determined by the Committee. Any such determination of the Committee shall be final and conclusive, unless overruled by the Board.

I.   Rights in Event of Death

     If a Participant dies while employed, or a director of the Company dies while a director of the Company, or within ninety (90) days after termination of that status, and without having fully exercised his or her Options, the executors or administrators, or legatees or heirs, of his or her estate shall have the right to exercise such Options to the extent and for the time period that such deceased Participant was entitled to exercise the Options on the date of his or her death; provided, however, that in no event shall the Options be exercisable more than ten years from the date they were granted or when the exercise by a person other than a Participant would, in the opinion of the Committee, endanger the income tax status of the Company.


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J.   Vesting of Options

     The right to exercise Options granted under this Plan, in whole or in part, shall accrue as follows:

     1. EMPLOYEES. An Employee/Participant may purchase shares under this Plan equal to the below listed Vesting Percentage times the number of shares granted by the Option rounded to the nearest whole share. The Vesting Percentage shall be determined in accordance with the following schedule based upon the number of years of employment since the Grant Date of Option:

          YEARS OF EMPLOYMENT SINCE

          GRANT DATE OF OPTION                        VESTING PERCENTAGE
          less than 1 year                                     0%

          1 or more years, but less than 2 years              25%

          2 or more years, but less than 3 years              50%

          3 or more years, but less than 4 years              75%

          4 years or more                                    100%

For purposes of determining theVesting Percentage, the Employee shall be deemed to be employed during any period when the Employee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee).

     2. DIRECTORS. A Director/Participant may purchase shares under this Plan equal to the below listed Vesting Percentage times the number of shares granted by the Option rounded to the nearest whole share. The Vesting Percentage shall be determined in accordance with the following schedule based upon the number of years of directorship (member of Board) since the Grant Date of Option:

          YEARS OF DIRECTORSHIP SINCE

          GRANT DATE OF OPTION                        VESTING PERCENTAGE
          less than 1 year                                     0%

          1 or more years, but less than 2 years              25%

          2 or more years, but less than 3 years              50%

          3 or more years, but less than 4 years              75%

          4 years or more                                    100%


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J.   Vesting of Options (continued)

     3. INDEPENDENT CONTRACTOR. An Independent Contractor shall be 100% vested in their Option at the time when their final billing is rendered to the Company for services performed under the contract under which the Option was granted. The right to exercise such Option shall continue for ninety (90) days after such final billing or, in the absence of a final billing, from the date determined by the Committee in accordance with Section H. All rights to exercise the Option shall terminate after this ninety (90) day period. The Company reserves the right to terminate any Option granted to an Independent Contractor at any time prior to exercise, if, in the sole opinion of the Committee, the Independent Contractor has failed to perform in accordance with the terms of the contract under which the Option was granted or if the Independent Contractor has engaged in activities contrary to the best interests of the Company.

K.   No Obligation to Exercise the Option

     The granting of an Option shall impose no obligation upon the Participant to exercise such Option.

L.   Nonassignability

     Options shall not be transferable other than by will or by the laws of descent and distribution, and during a participant's lifetime shall be exercisable only by such Participant.

M.   No Registration Rights

     The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act of 1933 or any other applicable law.


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N.   Effect of Change in Stock Subject to the Plan

     The aggregate number of shares of Stock available for Options under the Plan, the shares subject to any Option, and the price per share shall all be proportionally adjusted for any increase or decrease in the number of issued shares of Stock subsequent to the effective date of the Plan resulting from (1) a subdivision or consolidation of shares or any other capital adjustment, or (2) the payment of a stock dividend. If the Company shall be the surviving corporation in any merger or consolidation, any Option shall pertain, apply, and relate to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled after the merger or consolidation. Upon dissolution or liquidation of the Company, or upon a merger or consolidation in which the Company is not the surviving corporation, all Options outstanding under the Plan shall terminate, provided however, that each Participant (and each other person entitled under Section I to exercise an Option) shall have the right within ninety (90) days after such dissolution or liquidation, or such merger or consolidation, to exercise such Participant's Options in whole or in part, but only to the extent that such Options are vested and otherwise exercisable under the terms of the Plan.

O.   Amendment or Termination

     The Board, by resolution, may terminate, amend, or revise the Plan with respect to any shares as to which Options have not been granted. Neither the Board nor the Committee may, without the consent of the holder of an Option, alter or impair any Option previously granted under the Plan, except as authorized herein. Unless sooner terminated, the Plan shall remain in effect for a period of ten years from the date of the Plan's adoption by the Board. However, the Board may extend the validity of the Plan for such further period as it may desire proper at its sole discretion. Termination of the Plan shall not affect any Option previously granted.


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P.   Agreement and Representation of Employees

     As a condition to the exercise of any portion of an Option the Company may require the person exercising such Option to (1) enter into a Stock Purchase Agreement with the Company and (2) represent and warrant at the time of such exercise that any shares of Stock acquired at exercise are being acquired only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such representation is required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

Q.   Reservation of Shares of Stock

     The Company, during the term of this Plan, will at all times reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction any requisite authority necessary to issue and to sell, the number of shares of Stock that shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed necessary by counsel for the Company for the lawful issuance and sale of its Stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell Stock as to which the requisite authority has not been obtained.

R.   Effective Date of Plan

     The Plan shall be effective from the date that the Plan is approved by the Board.


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